EX-99.B-77Q1

                                IVY FUNDS, INC.

SUB-ITEM 77Q1(a):   Amendments to Registrant's Charter:

1.   Articles Supplementary

                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                                IVY FUNDS, INC.

     Ivy Funds, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Maryland, having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter referred to as the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, at a meeting held on December 9, 2003, adopted resolutions authorizing the reallocation of shares of the capital stock of the Corporation.

     SECOND: The capital stock of the Corporation is divided into series and classes and there are no changes in the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as shares of capital stock as set forth in the Corporation's Articles of Incorporation.

     THIRD: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors has heretofore duly designated, in accordance with Maryland General Corporation Law, the aggregate number of shares of capital stock which the Corporation is authorized to issue at Six Billion (6,000,000,000) shares of capital stock (par value $0.01 per share), amounting in the aggregate to a par value of Sixty Million Dollars ($60,000,000). Such shares have heretofore been classified by the Board of Directors among the series of the Corporation as follows:

     Asset Strategy Fund  Class A Shares             50,000,000 shares
     Asset Strategy Fund  Class B Shares             50,000,000 shares
     Asset Strategy Fund  Class C Shares             50,000,000 shares
     Asset Strategy Fund  Class Y Shares             50,000,000 shares
     Capital ProtectionPlus Fund  Class A Shares    200,000,000 shares
     Core Equity Fund  Class A Shares                50,000,000 shares
     Core Equity Fund  Class B Shares                50,000,000 shares
     Core Equity Fund  Class C Shares               250,000,000 shares
     Core Equity Fund  Class Y Shares                50,000,000 shares
     High Income Fund  Class A Shares                50,000,000 shares
     High Income Fund  Class B Shares                50,000,000 shares
     High Income Fund  Class C Shares                50,000,000 shares
     High Income Fund  Class Y Shares                50,000,000 shares
     International Growth Fund  Class A Shares       50,000,000 shares
     International Growth Fund  Class B Shares       50,000,000 shares
     International Growth Fund  Class C Shares      250,000,000 shares
     International Growth Fund  Class Y Shares       50,000,000 shares
     Large Cap Growth Fund  Class A Shares           50,000,000 shares
     Large Cap Growth Fund  Class B Shares           50,000,000 shares
     Large Cap Growth Fund  Class C Shares          250,000,000 shares
     Large Cap Growth Fund  Class Y Shares           50,000,000 shares
     Limited-Term Bond Fund  Class A Shares          50,000,000 shares
     Limited-Term Bond Fund  Class B Shares          50,000,000 shares
     Limited-Term Bond Fund  Class C Shares          50,000,000 shares
     Limited-Term Bond Fund  Class Y Shares          50,000,000 shares
     Mid Cap Growth Fund  Class A Shares             50,000,000 shares

     Mid Cap Growth Fund  Class B Shares             50,000,000 shares

     Mid Cap Growth Fund  Class C Shares            200,000,000 shares
     Mid Cap Growth Fund  Class Y Shares             50,000,000 shares
     Money Market Fund  Class A Shares               50,000,000 shares
     Money Market Fund  Class B Shares               40,000,000 shares
     Money Market Fund  Class C Shares              170,000,000 shares
     Money Market Fund  Class I Shares               10,000,000 shares
     Money Market Fund  Class II Shares              30,000,000 shares
     Municipal Bond Fund  Class A Shares             50,000,000 shares
     Municipal Bond Fund  Class B Shares             50,000,000 shares
     Municipal Bond Fund  Class C Shares             50,000,000 shares
     Municipal Bond Fund  Class Y Shares             50,000,000 shares
     Science and Technology Fund  Class A Shares     50,000,000 shares
     Science and Technology Fund Class B Shares 50,000,000 shares Science and Technology Fund Class C Shares 250,000,000 shares Science and Technology Fund Class Y Shares 50,000,000 shares
     Small Cap Growth Fund  Class A Shares           50,000,000 shares
     Small Cap Growth Fund  Class B Shares           50,000,000 shares
     Small Cap Growth Fund  Class C Shares          250,000,000 shares
     Small Cap Growth Fund  Class Y Shares           50,000,000 shares
     Tax-Managed Equity Fund  Class A Shares         50,000,000 shares
     Tax-Managed Equity Fund  Class B Shares         50,000,000 shares
     Tax-Managed Equity Fund  Class C Shares        200,000,000 shares
     Tax-Managed Equity Fund  Class Y Shares         50,000,000 shares

     FOURTH: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors hereby, in accordance with Sections 2-105 and 2-605(a)(4) of the Maryland General Corporation Law, redesignates and reclassifies the capital stock of the Corporation among the series of the Corporation, and classes thereof as follows:

     Asset Strategy Fund  Class A Shares            50,000,000 shares
     Asset Strategy Fund  Class B Shares            50,000,000 shares
     Asset Strategy Fund  Class C Shares            50,000,000 shares
     Asset Strategy Fund  Class Y Shares            50,000,000 shares
     Capital ProtectionPlus Fund  Class A Shares   200,000,000 shares
     Core Equity Fund  Class A Shares               50,000,000 shares
     Core Equity Fund  Class B Shares               50,000,000 shares
     Core Equity Fund  Class C Shares              250,000,000 shares
     Core Equity Fund  Class Y Shares               50,000,000 shares
     High Income Fund  Class A Shares               50,000,000 shares
     High Income Fund  Class B Shares               50,000,000 shares
     High Income Fund  Class C Shares               50,000,000 shares
     High Income Fund  Class Y Shares               50,000,000 shares
     International Growth Fund  Class A Shares      50,000,000 shares
     International Growth Fund Class B Shares 50,000,000 shares International Growth Fund Class C Shares 250,000,000 shares International Growth Fund Class Y Shares 50,000,000 shares
     Large Cap Growth Fund  Class A Shares          50,000,000 shares
     Large Cap Growth Fund  Class B Shares          50,000,000 shares
     Large Cap Growth Fund  Class C Shares         250,000,000 shares
     Large Cap Growth Fund  Class Y Shares          50,000,000 shares
     Limited-Term Bond Fund  Class A Shares         50,000,000 shares
     Limited-Term Bond Fund  Class B Shares         50,000,000 shares
     Limited-Term Bond Fund  Class C Shares         50,000,000 shares
     Limited-Term Bond Fund  Class Y Shares         50,000,000 shares
     Mid Cap Growth Fund  Class A Shares            50,000,000 shares
     Mid Cap Growth Fund  Class B Shares            50,000,000 shares
     Mid Cap Growth Fund  Class C Shares           200,000,000 shares
     Mid Cap Growth Fund  Class Y Shares            50,000,000 shares
     Money Market Fund  Class A Shares             100,000,000 shares
     Money Market Fund  Class B Shares              30,000,000 shares
     Money Market Fund  Class C Shares              90,000,000 shares
     Money Market Fund  Class I Shares              20,000,000 shares
     Money Market Fund  Class II Shares             60,000,000 shares

     Municipal Bond Fund  Class A Shares            50,000,000 shares

     Municipal Bond Fund  Class B Shares            50,000,000 shares
     Municipal Bond Fund  Class C Shares            50,000,000 shares
     Municipal Bond Fund  Class Y Shares            50,000,000 shares
     Science and Technology Fund  Class A Shares    50,000,000 shares
     Science and Technology Fund Class B Shares 50,000,000 shares Science and Technology Fund Class C Shares 250,000,000 shares Science and Technology Fund Class Y Shares 50,000,000 shares
     Small Cap Growth Fund  Class A Shares          50,000,000 shares
     Small Cap Growth Fund  Class B Shares          50,000,000 shares
     Small Cap Growth Fund  Class C Shares         250,000,000 shares
     Small Cap Growth Fund  Class Y Shares         50,000,000 shares
     Tax-Managed Equity Fund  Class A Shares       50,000,000 shares
     Tax-Managed Equity Fund  Class B Shares       50,000,000 shares
     Tax-Managed Equity Fund  Class C Shares      200,000,000 shares
     Tax-Managed Equity Fund  Class Y Shares       50,000,000 shares

     FIFTH: The aggregate number of shares of all classes of stock of the Corporation remains at Six Billion (6,000,000,000), the par value per share remains at $0.01 per share, and the aggregate par value of all authorized stock remains Sixty Million Dollars ($60,000,000). Except as provided in the foregoing Article THIRD of these Articles of Amendment, the designation and aggregate number of shares of capital stock of each series and class that the Corporation is authorized to issue remain unchanged from those set forth in Article SECOND. All authorized shares that have not been designated or classified remain available for future designation and classification.

     SIXTH: The amendments contained herein were approved by a majority of the Board of Directors of the Corporation and are limited to changes permitted by
Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

     SEVENTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

     IN WITNESS WHEREOF, the undersigned Vice President of the Corporation hereby executes these Articles of Amendment on behalf of the Corporation this 9th day of December, 2003.

                                   Ivy Funds, Inc.

     (Corporate Seal)
                                   /s/ Kristen A. Richards
                                   Kristen A. Richards, Vice President

Attest:  /s/ Daniel C. Schulte
     Daniel C. Schulte,
     Assistant Secretary

     The undersigned, Vice President of Ivy Funds, Inc. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                         By:  /s/Kristen A. Richards
                                 Kristen A. Richards, Vice President


2.   Articles Supplementary

                             ARTICLES SUPPLEMENTARY

                                       TO

                           ARTICLES OF INCORPORATION
                                       OF
                                IVY FUNDS, INC.

     Ivy Funds, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Maryland, having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter referred to as the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, at a meeting held on February 11, 2004, adopted resolutions authorizing the reallocation of shares of the capital stock of the Corporation.

     SECOND: The capital stock of the Corporation is divided into series and classes and there are no changes in the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as shares of capital stock as set forth in the Corporation's Articles of Incorporation.

     THIRD: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors has heretofore duly designated, in accordance with Maryland General Corporation Law, the aggregate number of shares of capital stock which the Corporation is authorized to issue at Six Billion (6,000,000,000) shares of capital stock (par value $0.01 per share), amounting in the aggregate to a par value of Sixty Million Dollars ($60,000,000). Such shares have heretofore been classified by the Board of Directors among the series of the Corporation as follows:

     Asset Strategy Fund  Class A Shares           50,000,000 shares
     Asset Strategy Fund  Class B Shares           50,000,000 shares
     Asset Strategy Fund  Class C Shares           50,000,000 shares
     Asset Strategy Fund  Class Y Shares           50,000,000 shares
     Capital ProtectionPlus Fund  Class A Shares  200,000,000 shares
     Core Equity Fund  Class A Shares              50,000,000 shares
     Core Equity Fund  Class B Shares              50,000,000 shares
     Core Equity Fund  Class C Shares             250,000,000 shares
     Core Equity Fund  Class Y Shares              50,000,000 shares
     High Income Fund  Class A Shares              50,000,000 shares
     High Income Fund  Class B Shares              50,000,000 shares
     High Income Fund  Class C Shares              50,000,000 shares
     High Income Fund  Class Y Shares              50,000,000 shares
     International Growth Fund  Class A Shares     50,000,000 shares
     International Growth Fund Class B Shares 50,000,000 shares International Growth Fund Class C Shares 250,000,000 shares International Growth Fund Class Y Shares 50,000,000 shares
     Large Cap Growth Fund  Class A Shares         50,000,000 shares
     Large Cap Growth Fund  Class B Shares         50,000,000 shares
     Large Cap Growth Fund  Class C Shares        250,000,000 shares
     Large Cap Growth Fund  Class Y Shares         50,000,000 shares
     Limited-Term Bond Fund  Class A Shares        50,000,000 shares
     Limited-Term Bond Fund  Class B Shares        50,000,000 shares
     Limited-Term Bond Fund  Class C Shares        50,000,000 shares
     Limited-Term Bond Fund  Class Y Shares        50,000,000 shares
     Mid Cap Growth Fund  Class A Shares           50,000,000 shares
     Mid Cap Growth Fund  Class B Shares           50,000,000 shares
     Mid Cap Growth Fund  Class C Shares          200,000,000 shares
     Mid Cap Growth Fund  Class Y Shares           50,000,000 shares
     Money Market Fund  Class A Shares            100,000,000 shares
     Money Market Fund  Class B Shares             30,000,000 shares
     Money Market Fund  Class C Shares             90,000,000 shares
     Money Market Fund  Class I Shares             20,000,000 shares
     Money Market Fund  Class II Shares            60,000,000 shares
     Municipal Bond Fund  Class A Shares           50,000,000 shares
     Municipal Bond Fund  Class B Shares           50,000,000 shares

     Municipal Bond Fund  Class C Shares           50,000,000 shares

     Municipal Bond Fund  Class Y Shares           50,000,000 shares
     Science and Technology Fund  Class A Shares   50,000,000 shares
     Science and Technology Fund Class B Shares 50,000,000 shares Science and Technology Fund Class C Shares 250,000,000 shares Science and Technology Fund Class Y Shares 50,000,000 shares
     Small Cap Growth Fund  Class A Shares         50,000,000 shares
     Small Cap Growth Fund  Class B Shares         50,000,000 shares
     Small Cap Growth Fund  Class C Shares        250,000,000 shares
     Small Cap Growth Fund  Class Y Shares         50,000,000 shares
     Tax-Managed Equity Fund  Class A Shares       50,000,000 shares
     Tax-Managed Equity Fund  Class B Shares       50,000,000 shares
     Tax-Managed Equity Fund  Class C Shares      200,000,000 shares
     Tax-Managed Equity Fund  Class Y Shares       50,000,000 shares

     FOURTH: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors hereby, in accordance with Sections 2-105 and 2-605(a)(4) of the Maryland General Corporation Law, redesignates and reclassifies the capital stock of the Corporation among the series of the Corporation, and classes thereof as follows:

     Asset Strategy Fund  Class A Shares           50,000,000 shares
     Asset Strategy Fund  Class B Shares           50,000,000 shares
     Asset Strategy Fund  Class C Shares           50,000,000 shares
     Asset Strategy Fund  Class Y Shares           50,000,000 shares
     Capital ProtectionPlus Fund  Class A Shares  200,000,000 shares
     Core Equity Fund  Class A Shares              50,000,000 shares
     Core Equity Fund  Class B Shares              50,000,000 shares
     Core Equity Fund  Class C Shares             250,000,000 shares
     Core Equity Fund  Class Y Shares              50,000,000 shares
     High Income Fund  Class A Shares              50,000,000 shares
     High Income Fund  Class B Shares              50,000,000 shares
     High Income Fund  Class C Shares              50,000,000 shares
     High Income Fund  Class Y Shares              50,000,000 shares
     International Growth Fund  Class A Shares     50,000,000 shares
     International Growth Fund Class B Shares 50,000,000 shares International Growth Fund Class C Shares 250,000,000 shares International Growth Fund Class Y Shares 50,000,000 shares
     Large Cap Growth Fund  Class A Shares         50,000,000 shares
     Large Cap Growth Fund  Class B Shares         50,000,000 shares
     Large Cap Growth Fund  Class C Shares        250,000,000 shares
     Large Cap Growth Fund  Class Y Shares         50,000,000 shares
     Limited-Term Bond Fund  Class A Shares        50,000,000 shares
     Limited-Term Bond Fund  Class B Shares        50,000,000 shares
     Limited-Term Bond Fund  Class C Shares        50,000,000 shares
     Limited-Term Bond Fund  Class Y Shares        50,000,000 shares
     Mid Cap Growth Fund  Class A Shares           50,000,000 shares
     Mid Cap Growth Fund  Class B Shares           50,000,000 shares
     Mid Cap Growth Fund  Class C Shares          200,000,000 shares
     Mid Cap Growth Fund  Class Y Shares           50,000,000 shares
     Money Market Fund  Class A Shares            200,000,000 shares
     Money Market Fund  Class B Shares             30,000,000 shares
     Money Market Fund  Class C Shares             30,000,000 shares
     Money Market Fund  Class I Shares             20,000,000 shares
     Money Market Fund  Class II Shares            20,000,000 shares
     Municipal Bond Fund  Class A Shares           50,000,000 shares
     Municipal Bond Fund  Class B Shares           50,000,000 shares
     Municipal Bond Fund  Class C Shares           50,000,000 shares
     Municipal Bond Fund  Class Y Shares           50,000,000 shares
     Science and Technology Fund  Class A Shares   50,000,000 shares
     Science and Technology Fund Class B Shares 50,000,000 shares Science and Technology Fund Class C Shares 250,000,000 shares Science and Technology Fund Class Y Shares 50,000,000 shares
     Small Cap Growth Fund  Class A Shares         50,000,000 shares
     Small Cap Growth Fund  Class B Shares         50,000,000 shares

     Small Cap Growth Fund  Class C Shares        250,000,000 shares

     Small Cap Growth Fund  Class Y Shares         50,000,000 shares
     Tax-Managed Equity Fund  Class A Shares       50,000,000 shares
     Tax-Managed Equity Fund  Class B Shares       50,000,000 shares
     Tax-Managed Equity Fund  Class C Shares      200,000,000 shares
     Tax-Managed Equity Fund  Class Y Shares       50,000,000 shares

     FIFTH: The aggregate number of shares of all classes of stock of the Corporation remains at Six Billion (6,000,000,000), the par value per share remains at $0.01 per share, and the aggregate par value of all authorized stock remains Sixty Million Dollars ($60,000,000). Except as provided in the foregoing Article THIRD of these Articles of Amendment, the designation and aggregate number of shares of capital stock of each series and class that the Corporation is authorized to issue remain unchanged from those set forth in Article SECOND. All authorized shares that have not been designated or classified remain available for future designation and classification.

     SIXTH: The amendments contained herein were approved by a majority of the Board of Directors of the Corporation and are limited to changes permitted by
Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

     SEVENTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

     IN WITNESS WHEREOF, the undersigned Vice President of the Corporation hereby executes these Articles of Amendment on behalf of the Corporation this 11th day of February, 2004.

                                   Ivy Funds, Inc.

     (Corporate Seal)
                                   /s/ Kristen A. Richards
                                   Kristen A. Richards, Vice President

Attest:  /s/ Daniel C. Schulte
     Daniel C. Schulte,
     Assistant Secretary

     The undersigned, Vice President of Ivy Funds, Inc. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                         By:  /s/Kristen A. Richards
                                 Kristen A. Richards, Vice President